Exhibit B

Republic of Italy

Debt Securities

Form of Underwriting Agreement

[•] 20[•]

[Name of Representative(s)]

Dear Ladies and Gentlemen:

From time to time the Republic of Italy (“Italy”), proposes to enter into one or more Pricing Agreements in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the fiscal agency agreement as amended from time to time (the “Fiscal Agency Agreement”), dated as of January 29, 2013, between Italy and Citibank, N.A., as fiscal agent (the “Fiscal Agent”).

1.                                      Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of Italy to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of Italy to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Fiscal Agency Agreement and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be joint and several.

2.                                      Italy represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 A registration statement in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Act”), being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement becomes effective, each as amended at the time such part of the registration statement becomes effective, being hereinafter called the “Registration Statement”; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of Italy on Form 18-K or amendments thereto on Form 18-KA filed after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

(b)                                 Any documents filed with the Commission and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the

Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Italy by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

(c)                                  The Prospectus, the Preliminary Prospectus (if any) and any Issuer Free Writing Prospectus (as defined in Rule 433 under the Act) with respect to Designated Securities attached as Schedule III to the relevant Pricing Agreement (the “Time of Sale Information”) does not at the time when sales of the Designated Securities were first made (the “Time of Sale”) and will not at the Time of Delivery (as defined below) for such Designated Securities contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Italy by an Underwriter of Designated Securities through the Representatives expressly for use in such Time of Sale Information.

(d)                                 The final term sheet, in the form approved by the Representatives and as attached as Schedule III to the relevant Pricing Agreement, does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified;

(e)                                  The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Italy by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

(f)                                   Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial, economic, political or other, of Italy, otherwise than as set forth in or contemplated in the Registration Statement and the Prospectus;

(g)                                  The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding direct, general and unconditional obligations of Italy entitled to the benefits provided by the Fiscal Agency Agreement; the Fiscal Agency Agreement has been duly authorized and, at the Time of Delivery for such Designated Securities (as defined in Section 4(a) hereof), the Fiscal Agency Agreement will constitute a valid and legally binding instrument enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Fiscal Agency Agreement conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented (including by way of an Issuer Free Writing Prospectus) with respect to such Designated Securities;

(h)                                 All consents and approvals of any court, government department, branch of government or other regulatory body required by Italy for the execution and delivery of this Agreement and any Pricing Agreement and the Fiscal Agency Agreement and the issue and distribution of the Securities and the performance of the terms of the Securities, this Agreement and any Pricing Agreement and the Fiscal Agency Agreement have been obtained or (as to any Pricing Agreement) will be obtained prior to the execution and delivery of such Pricing Agreement and are or will be in full force and effect;

(i)                                     Other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto), there are no legal or governmental proceedings pending or, to the knowledge of Italy, threatened or contemplated to which Italy is a party or of which any of its properties is the subject which, if determined adversely to Italy, would individually or in the aggregate have a material adverse effect on the transactions herein contemplated or on Italy’s ability to perform its obligations under the Securities, this Agreement or any Pricing Agreement or the Fiscal Agency Agreement;

(j)                                    Italy is not in default under the provisions of any agreement or instrument evidencing or relating to any outstanding indebtedness in respect of bonds, notes, debentures or other securities issued by Italy on international markets that are or were intended to be quoted, listed or traded on any securities exchange or other securities market, any such indebtedness being hereinafter called “Public External Indebtedness”, and the issue and sale of the Securities and the compliance by Italy with all of the provisions of the Securities, the Fiscal Agency Agreement and this Agreement and any Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Constitution of Italy, any statutes, laws, decrees or regulations of Italy or any international treaty or convention or any agreement or other instrument to which Italy is a party or by which it is bound;

(k)                                 The full faith and credit of Italy has been pledged for the due and punctual payment of the Securities and for the due and timely performance of the obligations of Italy with respect thereto; and the Securities will rank pari passu, without any preference one over the other by reason of priority of date of issue, currency of payment or otherwise, with all other evidences of indebtedness issued in accordance with the Fiscal Agency Agreement and with all other unsecured and unsubordinated general obligations of Italy for money borrowed, except for such obligations as may be preferred by mandatory provisions of international treaties and similar obligations to which Italy is a party;

(l)                                     Other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax, levy, deduction, charge or withholding imposed by Italy or any political subdivision thereof either (i) on or by virtue of the execution, delivery or enforcement of this Agreement or any Pricing Agreement or the Fiscal Agency Agreement or (ii) on any payment to be made by Italy hereunder, under any Pricing Agreement or under the Securities; and

(m)                             Italy is not currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State, and Italy will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC or the U.S. Department of State.

3.                                      Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented. Each Underwriter with respect to any Designated Securities severally represents and warrants to, and agrees with, Italy to the effect of the provisions, if any, set forth under “Selling Restrictions” in the Pricing Agreement with respect to such Designated Securities.

4.                                      Each Underwriter severally represents and warrants to, and agrees with, Italy that

(a)                                 it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in an investment activity (within the meaning of section 21 of the United Kingdom Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of any Designated Securities in circumstances in which section 21(1) of FSMA does not apply to Italy;

(b)                                 it has complied and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

(c)                                  it has not offered, sold or otherwise made available and will not offer, sell or otherwise make available any Designated Securities to any retail investor in the European Economic Area (“EEA). For the purposes of this provision the expression “retail investor” means a person who is one (or more) of the following: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); (ii) customer within the meaning of Directive (EU) 2016/97 (the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1128 (the “Prospectus Regulation”); and the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offering and the Designated Securities to be offered so as to enable an investor to decide to purchase or subscribe the Designated Securities.

5.                                      Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, either in definitive global or in definitive certificated form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to Italy, shall be delivered by or on behalf of Italy to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of Italy in the funds specified in such Pricing Agreement, or by wire transfer of immediately available funds to such account as Italy shall specify in the applicable Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and Italy may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Securities.

6.                                      Italy agrees with each of the Underwriters of any Designated Securities:

(a)                                 (i) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); (ii) to make no further amendment or any supplement to the Registration Statement (including the Prospectus or any Preliminary Prospectus) or the Time of Sale Information prior to the termination of the offering of the Securities, unless Italy furnishes the Underwriters with a copy of any such amendment or supplement for their review prior to filing; (iii) to advise the Representatives promptly of any such amendment or supplement and furnish the Representatives with copies thereof; (iv) to file promptly all reports and any definitive proxy or information statements, in each case if any, required to be filed by Italy with the Commission pursuant to Section 13(a), 13 (c), 14 or 15(d) of the Exchange Act or otherwise for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities; and (v) during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the

Registration Statement has been filed or becomes effective or any supplement to the Prospectus, amended Prospectus or Issuer Free Writing Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)                                 Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith Italy shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)                                  To furnish the Underwriters with copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with the sales of the Securities by any Underwriter or dealer and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

(d)                                 That unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with Italy that unless it has or shall have obtained the prior written consent of Italy, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act), other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 6(e) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Annex A hereto; provided further that the prior written consent of Italy shall not be required for any Bloomberg screen or similar electronic communication providing for certain ratings or proposed terms of the Securities or relating to administrative or procedural matters in connection with the offering of the Securities. Any such free writing prospectus consented to by the Representatives or Italy is hereinafter referred to as a “Permitted Free Writing Prospectus”. Italy agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rule 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping;

(e)                                  To prepare a final term sheet, containing solely a description of the final terms of the Designated Securities and the offering thereof, in the form approved by the Representatives and as attached as Schedule III to the relevant Pricing Agreement and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, Italy will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review;

(f)                                   That at no time since the filing of the Registration Statement has Italy been, and at no time from the date and time of execution of this Pricing Agreement (the “Execution Time”) through the Time of Delivery will Italy be an “Ineligible Issuer” within the meaning of Rule 405 under the Act;

(g)                                  To make generally available to its security holders in the United States and to you as soon as practicable, but in any event not later than twenty-four months after the effective date of the Registration Statement, a statement in the English language of revenues and expenditures of Italy (which need not be audited) covering the first full fiscal year of Italy commencing after the date hereof that will satisfy Section 11(a) of the Act and the rules and regulations of the Commission thereunder;

(h)                                 During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to

Italy by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of outside of Italy any debt securities of Italy which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(i)                                     So long as any Securities are outstanding, to furnish the Representatives, as soon as practicable after the determination thereof, copies of its annual statement of revenues and expenditures and of all reports and financial statements filed with the Commission or any national securities exchange of the United States;

(j)                                    So long as any Securities are outstanding, to obtain and maintain in full force and effect all governmental approvals which may be necessary under the laws of Italy for the performance of Italy’s obligations under the Securities or for the validity or enforceability thereof or hereof and duly take all necessary and appropriate governmental and administrative action in Italy in order to permit all payments to be made under the Securities in accordance with their terms;

(k)                                 To apply for listing of the Designated Securities on each securities exchange, if any, listed in the Pricing Agreement with respect to such Designated Securities, and to use its reasonable best efforts to cause each such listing to be approved and, if required in connection with any such listing, to register such Designated Securities under the Exchange Act as soon as practicable after the applicable Time of Delivery; and

(l)                                     That, notwithstanding any other term of this Agreement or any other agreements, arrangements, or understanding between the Underwriters and Italy, Italy acknowledges and accepts that a BRRD Liability arising under this Agreement may be subject to the exercise of Bail-in Powers by the Relevant Resolution Authority and accepts and agrees to be bound by:

(i)                                     the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in relation to any BRRD Liability of the Underwriters to Italy under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(1)                                 the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon;

(2)                                 the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the Underwriters or another person and the issue to or conferral on Italy of such shares, securities or obligations;

(3)                                 the cancellation of the BRRD Liability; and

(4)                                 the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

(ii)                                  the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

As used in this provision, “Bail-in Legislation” means in relation to a member state of the EEA which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; “Bail-in Powers” means any Write-down and Conversion Powers as defined in the EU Bail-in Legislation Schedule, in relation to the relevant Bail-in Legislation; “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com; “BRRD Liability” has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the applicable Bail-in Legislation; and “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to any of the Underwriters.

7.                                      Italy covenants and agrees with the several Underwriters that Italy will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Italy’s counsel in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing, preparing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Fiscal Agency Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of the Fiscal Agent and any agent of the Fiscal Agent and the fees and disbursements of counsel for the Fiscal Agent in connection with the Fiscal Agency Agreement and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7. To the extent provided in any Pricing Agreement, Italy also agrees to pay such sum as may be therein provided in partial reimbursement of the Representatives’ expenses and to reimburse the

Underwriters for any intra-day interest cost incurred by the Underwriters at the Time of Delivery under such Pricing Agreement in connection with the purchase of the applicable Designated Securities. It is understood, however, that, except as provided in this Section, Section 9 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8.                                      The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of Italy in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that Italy shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)                                 Skadden, Arps, Slate, Meagher & Flom (UK) LLP, as United States counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the validity of the Fiscal Agency Agreement, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Italian counsel for the Underwriters and internal counsel for the Treasury satisfactory to the Representatives shall have furnished to the Representatives their written opinions, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i)                                     This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by Italy and, assuming that this Agreement and such Pricing Agreement constitute valid and legally binding agreements under New York law, this Agreement and such Pricing Agreement constitute valid and legally binding agreements of Italy;

(ii)                                  The Designated Securities have been duly authorized and executed in accordance with the laws of Italy and, assuming due authentication by the Fiscal Agent, have been duly and validly issued and delivered and constitute the valid, legally binding, direct, unconditional and general obligations of Italy enforceable in accordance with their terms and entitled to the benefits of the Fiscal Agency Agreement; the full faith and credit of Italy is pledged for the due and punctual payment of the Designated Securities and for the performance of the obligations of Italy with respect thereto; and the Designated Securities will rank pari passu, without any preference one over the other by reason of priority of date of issue, currency of payment or otherwise, with all other evidences of indebtedness issued in accordance with the Fiscal Agency Agreement and with all other unsecured and unsubordinated general obligations of Italy for money borrowed, except for such obligations as may be preferred by mandatory provisions of international treaties and similar obligations to which Italy is a party;

(iii)          The Fiscal Agency Agreement has been duly authorized, executed and delivered by Italy and, assuming due authorization, execution and delivery thereof by the Fiscal Agent, constitutes the valid and legally binding, direct and unconditional obligation of Italy enforceable in accordance with its terms;

(iv)                              Neither the execution and delivery of the Fiscal Agency Agreement, the Designated Securities, this Agreement or the Pricing Agreement with respect to the Designated Securities, nor the consummation of the transactions therein or herein contemplated nor compliance with the terms and provisions thereof or hereof, including performance of each of the obligations contained in the Designated Securities (A) will conflict with, violate or result in a breach of the Constitution of Italy or any law or administrative regulation of or applicable to Italy, (B) will conflict with or result in a breach of any of the terms, conditions or provisions of any treaty, convention, material agreement or material instrument to which Italy is a party or by which Italy is bound or constitute a default thereunder or (C) will result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the revenues or assets of Italy under any such agreement or instrument;

(v)                                 The Registration Statement, the Preliminary Prospectus and the Prospectus as amended or supplemented and the Time of Sale Information and any other documents incorporated by reference in the Prospectus as amended or supplemented and their filing with the Commission have been duly authorized by and on behalf of Italy, and the Registration Statement has been duly executed by and on behalf of Italy; the information in the Registration Statement, the Preliminary Prospectus and the Prospectus as amended or supplemented and the Time of Sale Information and any other documents incorporated by reference in the Prospectus as amended or supplemented stated on the authority of public officials of Italy has been stated in their official capacities thereunto duly authorized by Italy; all statements with respect to or involving matters of Italian law set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus as amended or supplemented and the Time of Sale Information and any other documents incorporated by reference in the Prospectus as amended or supplemented are true and correct in all respects; and such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by Italy prior to the applicable Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented and the Time of Sale Information and any other documents incorporated by reference in the Prospectus as amended or supplemented or any further amendment or supplement thereto made by Italy prior to the applicable Time of Delivery contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the applicable Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any document incorporated by reference in the Prospectus as amended or supplemented or the Time of Sale Information or any further amendment or supplement thereto made by Italy prior to the applicable Time of Delivery contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading (such opinion need not express any opinion or belief as to the financial data contained in the Registration Statement or the Prospectus as amended or supplemented or the Time of Sale Information or any other documents incorporated by reference in the Prospectus as amended or supplemented);

(vi)                              All authorizations, approvals and consents (which shall be specified in such opinion and certified copies of which shall be furnished to Skadden, Arps, Slate, Meagher & Flom (UK) LLP) from all governmental authorities in Italy that are necessary for the execution and delivery of this Agreement and the Pricing Agreement with respect to the Designated Securities and the Fiscal Agency Agreement, and for the execution, issuance, sale and delivery of the Designated Securities hereunder and thereunder and the performance by Italy of the covenants contained in the Designated Securities have been obtained;

(vii)                           Under the laws of Italy, Italy would not be entitled to plead, or cause to be pleaded on its behalf, immunity from the jurisdiction of the Italian administrative courts in respect of any action arising out of or relating to its obligations under this Agreement or the Pricing Agreement with respect to the Designated Securities, the Fiscal Agency Agreement or the

Designated Securities, and such courts would have jurisdiction in respect of such actions; and under the laws of Italy, except to the extent described in such opinion, neither Italy nor any of its property has any immunity from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise);

(viii)                        The choice of New York law in this Agreement and the Pricing Agreement with respect to the Designated Securities, the Fiscal Agency Agreement and the Designated Securities is a valid choice of law under the law of Italy and, accordingly, would be applied by the courts of Italy if this Agreement or such Pricing Agreement, the Fiscal Agency Agreement or any of the Designated Securities or any claim made thereunder is brought before any such court upon proof of the relevant provisions of New York law and provided that such provisions are not contrary to the public policy of Italy; no provision in this Agreement or such Pricing Agreement, the Fiscal Agency Agreement or the Designated Securities conflicts with the public policy of Italy; the irrevocable submission of Italy pursuant to Section 17 hereof to the jurisdiction of any State or Federal court in The City of New York and the waiver by Italy of any objection to the venue of a proceeding in any such court are legal, valid and binding; the waiver by Italy pursuant to Section 17 hereof of any immunity to jurisdiction to which it may otherwise be entitled (including sovereign immunity) or to any right to which it may be entitled, based upon place of residence or domicile, is legal, valid and binding; service of process effected in the manner set forth in Section 17 hereof, assuming its validity under New York law, will be effective, insofar as Italian law is concerned, to confer valid personal jurisdiction over Italy; any judgment obtained in a New York State or Federal court sitting in The City of New York arising out of or in relation to the obligations of Italy under this Agreement or the Pricing Agreement with respect to the Designated Securities would be enforceable against Italy in the courts of Italy;

(ix)                              to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or the Pricing Agreement with respect to the Designated Securities, the Fiscal Agency Agreement or the Designated Securities, it is not necessary that this Agreement or such Pricing Agreement, the Fiscal Agency Agreement or the Designated Securities or any other document be filed, registered or recorded with, or executed or notarized before, any court or other authority in Italy, or that any registration charge or stamp or similar tax be paid on or in respect of this Agreement or such Pricing Agreement, the Fiscal Agency Agreement or the Designated Securities;

(x)                                 there is no tax, levy, deduction, charge or withholding imposed by Italy or any political subdivision thereof either (A) on or by virtue of the execution, delivery or enforcement of this Agreement or the Pricing Agreement with respect to the Designated Securities or the Fiscal Agency

Agreement or (B) on any payment to be made by Italy hereunder or any payment of principal or interest under any Securities provided that such Security is held by an individual who is not a resident of Italy or by a non-Italian corporation directly and not through a permanent establishment thereof in Italy;

(xi)                              this Agreement and the Pricing Agreement with respect to the Designated Securities, the Fiscal Agency Agreement and the Designated Securities are in proper legal form under the laws of Italy for the enforcement thereof against Italy under the law of Italy; and

(xii)                           the statements in the Prospectus as amended or supplemented under the caption “Description of Debt Securities — Italian Taxation” fairly summarize the provisions of Italian tax law therein described.

Such counsel may rely as to all matters of New York and United States federal law upon the opinion or opinions referred to under subsection (b) above;

(d)                                 Italy shall have furnished to the Representatives a certificate in English, dated the Time of Delivery for the Designated Securities, of a Director General of the Ministry of the Treasury, in which such official shall state that, to the best of his knowledge after reasonable investigation: (i) the representations and warranties of Italy in this Agreement are true and correct with the same effect as though such representations and warranties had been made at and as of such Time of Delivery, (ii) Italy has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Time of Delivery, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission, (iv) no proceeding has been initiated or threatened to restrain or enjoin the issuance or delivery of the Securities by Italy or in any manner to question the laws, proceedings, directives, resolutions, approvals, consents or orders under which the Designated Securities have been issued or to question the validity of the Designated Securities and none of said laws, proceedings, directives, resolutions, approvals, consents or orders have been repealed, revoked or rescinded in whole or in part, and (v) since the respective dates as of which information is given in the Prospectus as amended or supplemented or in the Time of Sale Information, there has been no material adverse change, nor any development involving a prospective material adverse change, in or affecting the condition, financial, economic, political or other, of Italy, except as set forth in or contemplated by the Prospectus as amended or supplemented or in the Time of Sale Information;

(e)                                  Since the respective dates as of which information is given in the Prospectus as amended or supplemented or in the Time of Sale Information there shall not have been any change, or any development involving a prospective material adverse change, in or affecting the financial, economic, political or other conditions, of Italy, the United States or elsewhere, or national or international exchange rates or exchange controls, otherwise than as set forth in or contemplated by the Prospectus as amended or supplemented, the effect of which, in any such case, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented or in the Time of Sale Information;

(f)                                   On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded Italy’s debt securities by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Italy’s debt securities;

(g)                                  On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on or by the New York Stock Exchange; (ii) trading of any securities of Italy shall have been formally suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities in New York or Italy declared by either United States or New York State authorities or authorities of Italy, respectively; or (iv) the outbreak or escalation of hostilities involving the United States or Italy or the declaration by the United States or Italy of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented;

(h)                                 Each securities exchange (if any) listed in such Pricing Agreement shall have approved such Designated Securities for listing; and

(i)                                     Italy shall have furnished to the Representatives such further information, certificates and documents as they may reasonably request.

9.                                      (a)                                 Italy will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus and any other prospectus relating to the Securities, or any amendment or supplement thereto or any Time of Sale Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Italy shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement, any Issuer Free Writing Prospectus, or any Time of Sale Information in reliance upon and in conformity with written information furnished to Italy by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

(b)                                 Each Underwriter will indemnify and hold harmless Italy against any losses, claims, damages or liabilities to which Italy may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or any Time of Sale Information, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement or any Time of Sale Information in reliance upon and in conformity with written information furnished to Italy by such Underwriter through the Representatives expressly for use therein; and will reimburse Italy for any legal or other expenses reasonably incurred by Italy in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d)                                 If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Italy on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Italy on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Italy on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by Italy bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Italy on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Italy and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)                                  The obligations of Italy under this Section 9 shall be in addition to any liability which Italy may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each person who has signed the Registration Statement or any post-effective amendment thereto.

10.                               (a)                                 If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then Italy shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify Italy that they have so arranged for the purchase of such Designated Securities, or Italy notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or Italy shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and Italy agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

(b)                                 If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and Italy as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then Italy shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and Italy as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if Italy shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or Italy, except for the expenses to be borne by Italy and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.                               (a)                                 In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter that is a Covered Entity of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any interest and obligation in or under this Agreement, were governed by the laws of the United States or a state of the United States.

(b)                                 In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Agreement that may be exercised against such Underwriter that is a Covered Entity are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this provision “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

12.                               The respective indemnities, agreements, representations, warranties and other statements of Italy and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, Italy, or any person on behalf of Italy, and shall survive delivery of and payment for the Securities.

13.                               Italy acknowledges and agrees that in connection with this offering, sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between Italy and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to Italy, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between Italy, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to Italy shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of Italy. Except in the case of fraud, Italy waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

14.                               If any Pricing Agreement shall be terminated pursuant to Section 10 hereof, Italy shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of Italy as provided herein, Italy will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but Italy shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

15.                               In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to Italy shall be delivered or sent by mail or facsimile transmission to Ministry of Economy and Finance, Via XX Settembre 97, 00187 Rome, Italy, Facsimile No. +39-06-481-4476, Attention: Director General, Public Debt; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to Italy by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

16.                               This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, Italy and, to the extent provided in Section 9 and Section 11 hereof, each person who controls any Underwriter and any person who signed the Registration Statement or any post-effective amendment thereto, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17.                               Italy hereby appoints its Ambassador to the United States, 3000 Whitehaven Street N.W., Washington, D.C. 20008-3612, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any action arising out of or based upon this Agreement or the Pricing Agreement with respect to any Designated Securities which may be instituted in any State or Federal court in The City of New York by any Underwriter or by any persons controlling such Underwriter, and Italy expressly accepts the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal of (and premium, if any) and any interest due and to become due on in respect of all the Securities have been provided to the Fiscal Agent pursuant to the terms thereof except that, if for any reason, its Ambassador to the United States ceases to be able to act as Authorized Agent or no longer have an address in the United States, Italy will appoint another person in Washington, D.C. or The City of New York, selected in its discretion, as such Authorized Agent. Prior to the Time of Delivery for such Designated Securities, Italy shall obtain the acceptance of its Ambassador to the United States to his appointment as such Authorized Agent, a copy of which acceptance it shall provide to you. Italy shall take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the United States by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon Italy. Notwithstanding the foregoing, any action arising out of or based on the Securities may be instituted by any Underwriter or any persons controlling such Underwriter in any competent court in the Republic of Italy. Italy hereby irrevocably waives any immunity to service of process or laying of venue in respect of any such action to which it might otherwise be entitled in any action arising out of or based on this Agreement or the Pricing Agreement with respect to any Designated

Securities which may be instituted by any Underwriter or by any persons controlling such Underwriter in any State or Federal court in The City of New York or (except as to venue) in any competent court in the Republic of Italy, and Italy waives any right to which it may be entitled on account of residence or domicile. Such waiver of immunity constitutes only a limited and specific waiver for the purposes of this Agreement and Securities and in relation to such courts and under no circumstances shall it be interpreted as a general waiver by Italy or a waiver with respect to proceedings unrelated to this Agreement and the Securities or in other courts. Italy reserves the right to plead sovereign immunity under the U.S. Foreign Sovereign Immunities Act of 1976 with respect to actions brought against it under U.S. federal or state securities law. Italy does not waive any immunity in respect of present or future “premises of the mission” as such term is defined in the Vienna Convention on Diplomatic Relations signed in 1961, or “consular premises” as such term is defined in the Vienna Convention on Consular Relations signed in 1963 or military property or military assets of Italy related thereto. Italy agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party and may be enforced in any court to the jurisdiction of which such party is subject by a suit upon such judgment; provided that such service of process is effected upon such party in the manner provided by this Agreement.

18.                               Time shall be of the essence of each Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

19.                               This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

20.                               This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,

REPUBLIC OF ITALY

By:
Name:
Title:

Accepted by

[•]

By:
Name:
Title:

Annex I

FORM OF PRICING AGREEMENT

Dated as of
[•], 20[•]

[•]

Dear Sirs:

US$ [•] [•] % Global Notes due [•], 20[•]

The Republic of Italy (“Italy”) proposes, subject to the terms and conditions stated herein and in the Form Underwriting Agreement, filed as Exhibit [B] to the Registration Statement under Schedule B (333-[•]) (the “Underwriting Agreement”), between Italy on the one hand and the parties thereto on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Subject to the amendments to the Underwriting Agreement set forth below, each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section [•] of the Underwriting Agreement shall be deemed to be a representation or warranty as of [•], in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities that are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to [•].

The offering of the Designated Securities will be jointly lead-managed by [•], [•] and [•]. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. [The Representatives designated to act on behalf of each pf the Underwriters of the Designated Securities pursuant to Section 15 of the Underwriting Agreement and the addresses of the representatives are set forth on Schedule II thereto.]

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, Italy agrees to issue and sell to each of the Underwriters, and the Underwriters agree, jointly and severally, to purchase from Italy, at the time and place and at the purchase price to the Underwriter set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriters in Schedule I hereto. The Underwriters agree to comply with the selling restrictions contained in Schedule II hereto.

In connection with this issue of Designated Securities, [•] (the “Stabilizing Manager”) (or any duly appointed person acting for the Stabilizing Manager) may over-allot Designated Securities or effect transactions with a view to supporting the market price of the Designated Securities at a level higher than that which might otherwise prevail for a limited period. However, there is no obligation on the Stabilizing Manager (or any agent of the Stabilizing Manager) to do this. Such stabilizing, if commenced, may be discontinued at any time and must be brought to an end after a limited period. Such stabilizing shall be conducted in accordance with all applicable laws and rules. Any loss or profit sustained as a consequence of any such over-allotment or stabilizing shall be for the account of the Stabilizing Manager. The Underwriters acknowledge that Italy has not authorized the creation and issue of Designated Securities in excess of $[•] in aggregate principal amount. Any stabilization action or over-allotment must be conducted by the Stabilizing Manager (or person(s) acting on behalf of any Stabilizing Manager) in accordance with all applicable laws and rules.

Solely for the purposes of the requirements of Article 9(8) of the MiFID product governance rules under EU Delegated Directive 2017/593 (the “Product Governance Rules”) regarding the mutual responsibilities of manufacturers under the Product Governance Rules, (i) [•] (the “Manufacturers”) acknowledge that they understand the responsibilities conferred upon it under the Product Governance Rules relating to each of the product approval process, the target market and the proposed distribution channels as applying to the Designated Securities and the related information set out in the Prospectus in connection with the Designated Securities; and (b) Italy and the other Underwriters note the application of the Product Governance Rules and acknowledge the target market and distribution channels identified as applying to the Designated Securities by the Manufacturers and the related information set out in the Prospectus in connection with the Designated Securities.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and Italy. It is understood that your acceptance of this letter is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to Italy for examination upon request.

Very truly yours,

REPUBLIC OF ITALY

By:
[•]

Accepted as of the date hereof.
[•]

As Representatives of the Underwriters
named in Schedule I hereto.

By:
Name:

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be purchased
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
[•]	[•]
Total	[•]

SCHEDULE II

Title of Designated Securities:

$[•] [•]% Global Notes due [•], 20[•] (the “Securities”)

Aggregate principal amount:

US$[•]

Price to Public:

[•]% of the principal amount of the Securities.

Purchase Price by Underwriters:

[•]% of the principal amount of the Securities.

Underwriting commission:

[•]% of the principal amount of the Securities.

Specified funds for payment of purchase price:

[•]

Fiscal Agency Agreement:

[•]

Maturity Date:

[•], 20[•], at [•].

Interest Rate:

[•]

Collective Action Clauses:

[•]

Interest Payment Dates:

[•] and [•] of each year, commencing [•], 20[•] (each an “Interest Payment Date”), with interest accruing from [•], 20[•], provided such day is a Banking Day. If any Interest Payment Date is not a Banking Day, payment shall be made on the immediately succeeding Banking Day without any interest or other payment as a result of the delay. Interest will be paid to the persons in whose names the Securities are registered at the close of business on the preceding [•] and [•] as the case may be (the “Record Date”). “Banking Day” means any day that is a day on which banking institutions in The City of New York are not generally authorized or obligated by law, regulation or executive order to close. Interest will be calculated on the basis of a 360-year of twelve 30-day months.

Redemption:

[•]

Sinking Fund Provisions:

[•]

Time of Delivery:

[•]:00 [•].M., London time, on [•], 20[•] or as otherwise agreed by Italy and the Underwriters (the “Closing Date”).

Closing Location:

[•]

Names and addresses for Notices, etc.:

[•]

Attention: [•]
Telephone: [•]
Facsimile: [•]
Email: [•]

[•]

Attention: [•]

Tel: [•]
Fax: [•]
Email: [•]

Selling Restrictions:

[•]

Listing:

[•]

Notification of U.S. Sales:

[•]

SCHEDULE III

FINAL PRICING ANNOUNCEMENT

Registration Statement No. 333-[•]

Issuer:

The Republic of Italy.

Securities Offered:

$[•] principal amount of [•]% Notes due [•].

Maturity Date:

[•]

Spread to Treasury:

[•]

Treasury Yield:

[•]

Benchmark Treasury:

[•]

Redemption Basis:

[•]

Initial Price to Public:

[•]

Purchase Price by the Underwriters:

[•]

Underwriting Commission:

[•]

Interest Rate:

The Notes will bear interest from [•] at the rate of [•]% per annum, payable on [•] and thereafter [•] in arrear in [•] equal payments.

Interest Payment Dates:

[•] and [•] of each year commencing [•], unless any Interest Payment Date would otherwise fall on a day which is not a Banking Day, in which case the interest Payment Date shall be the immediately succeeding Banking Day without any interest or other payment as a result of the delay. Interest will be paid to the persons in whose names the Notes are registered at the close of business on the preceding [•] and [•] as the case may be (the “Record Date”). Interest will be calculated on the basis of a 360-day year of twelve 30-day months. “Banking Day” means any day that is a day on which banking institutions in The City of New York are not generally authorized or obligated by law, regulation or executive order to close.

Listing:

[•]

Form and Settlement:

[•]

Stabilization:

[•]

Withholding Tax:

[•]

Redemption:

[•]

Collective Action Clauses:

[•]

Governing Law:

[•]

Underwriting:

[•]

***

The Issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at: www.sec.gov. Alternatively, [•] will arrange to send you the prospectus if you request it by email to [•] or by calling [•].

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.